                                                   Filed pursuant to Rule 497(c)
                                                    File Nos. 33-19229; 811-5430
                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110
                                 (617) 654-6089
                               MONEY MARKET FUND
                                 CLASS A SHARES

    The Seven Seas Series Fund is a registered, open-end investment company with multiple portfolios, each of which is a mutual fund. This Prospectus describes and offers shares of beneficial interest in one of the mutual funds, The Seven Seas Series Money Market Fund (the "Money Market Fund" or "Fund"). The Money Market Fund seeks to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. The Fund's shares are offered without sales commissions. However, the Fund pays certain distribution expenses under its Rule 12b-1 plan.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR BY ANY STATE SECURITIES COMMISSION NOR HAS ANY SUCH COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    INVESTMENTS IN THE FUND ARE NEITHER INSURED NOR GUARANTEED BY THE US GOVERNMENT. THERE IS NO ASSURANCE THAT THE MONEY MARKET FUND WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, STATE STREET BANK AND TRUST COMPANY, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

    This Prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. Please read and retain this document for future reference. Additional information about the Fund has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated December 29, 1995. The Statement of Additional Information is incorporated herein by reference and is available without charge from Distributor at its address noted below or by calling (617) 654-6089.

INVESTMENT ADVISER, CUSTODIAN
     AND TRANSFER AGENT:               DISTRIBUTOR:                  ADMINISTRATOR:
 State Street Bank and Trust    Russell Fund Distributors,      Frank Russell Investment
           Company                         Inc.                    Management Company
     225 Franklin Street          Two International Place             909 A Street
 Boston, Massachusetts 02110            35th Floor              Tacoma, Washington 98402
       (617) 654-4721           Boston, Massachusetts 02110          (206) 627-7001
                                      (617) 654-6089


                       PROSPECTUS DATED DECEMBER 29, 1995
                        (AS REVISED ON JANUARY 23, 1996)

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                -----
Fund Operating Expenses....................................................................................           3
Financial Highlights.......................................................................................           4
The Seven Seas Series Fund.................................................................................           5
Manner of Offering.........................................................................................           5
Investment Objective, Policies and Restrictions............................................................           5
Portfolio Maturity.........................................................................................           9
Dividends and Distributions................................................................................           9
Taxes......................................................................................................          10
Valuation of Fund Shares...................................................................................          10
Purchase of Fund Shares....................................................................................          11
Redemption of Fund Shares..................................................................................          13
General Management.........................................................................................          14
Fund Expenses..............................................................................................          17
Performance Calculations...................................................................................          17
Additional Information.....................................................................................          18

                            FUND OPERATING EXPENSES
                    THE SEVEN SEAS SERIES MONEY MARKET FUND
                                 CLASS A SHARES

    The purpose of the following table is to assist the investor in understanding the various costs and expenses that an investor in Class A shares of the Money Market Fund will incur directly or indirectly. THE EXAMPLES PROVIDED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. Actual expenses may be greater or less than those shown. For additional information, see "General Management."

SHAREHOLDER TRANSACTION EXPENSES:
------------------------------
  Sales Load Imposed on Purchases..........................................................................................  None
  Sales Load Imposed on Reinvested Dividends...............................................................................  None
  Deferred Sales Load......................................................................................................  None
  Redemption Fees..........................................................................................................  None
  Exchange Fee.............................................................................................................  None

ANNUAL FUND OPERATING EXPENSES:
------------------------------
(as a percentage of average daily net assets)
  Advisory Fees............................................................................................................  .25%
  12b-1 Fees (1)...........................................................................................................  .05
  Other Expenses...........................................................................................................  .08
                                                                                                                             ----
  Total Operating Expenses (2).............................................................................................  .38%
                                                                                                                             ----
                                                                                                                             ----

                                                                                            1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                                                            ------   -------   -------   --------
EXAMPLES:
You would pay the following expenses on a $1,000 investment, assuming: (i) 5.0% annual
 return; and (ii) redemption at the end of each time period:..............................   $   4    $ 12      $ 21       $ 48
                                                                                            ------   -------   -------   --------
                                                                                            ------   -------   -------   --------

    The shares of the Fund are divided into three classes: Class A, Class B and Class C. Class A shares are designed for institutional investors. Class B shares
are  offered  through  financial  institutions  that  provide  certain   account
administration services. Class C shares are offered through certain financial institutions that provide certain account administration and shareholder liaison services. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of shares of the Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements and certain other expenses attributable to the class. Annual distribution and shareholder servicing expenses for Class A, Class B and Class C shares are equal to approximately .05%, .30% and .55%, respectively, of the average daily net asset value of the shares of the class. Total operating expenses for Class A, Class B and Class C shares are equal to approximately
 .38%, .65% and .93%, respectively, of the average daily net asset value of the shares of the class.
------------------------
(1) Rule 12b-1 fees include expenses paid for shareholder servicing activities.

(2) Investors purchasing Fund shares through a financial intermediary, such as a bank or an investment adviser, may also be required to pay additional fees for services provided by the intermediary. Such investors should contact the intermediary for information concerning what additional fees, if any, will be charged.

                              FINANCIAL HIGHLIGHTS
                    THE SEVEN SEAS SERIES MONEY MARKET FUND

    The following table contains important financial information relating to the Money Market Fund and has been audited by Coopers & Lybrand L.L.P., the Fund's independent accountants. The table includes selected data for a Class A share outstanding throughout each fiscal year or period ended August 31, and other performance information derived from the financial statements. The Investment Company is authorized to issue Class B and Class C shares of the Money Market Fund although shares have not been offered on these classes as of the date of this Prospectus. The table appears in the Fund's Annual Report and should be read in conjunction with the Fund's financial statements and related notes, which are incorporated by reference in the Statement of Additional Information and which appear, along with the report of Coopers & Lybrand L.L.P., in the Fund's Annual Report to Shareholders. More detailed information concerning the Fund's performance, including a complete portfolio listing and audited financial statements, is available in the Fund's Annual Report, which may be obtained without charge by writing or calling the Distributor.

                                         1995       1994       1993       1992       1991       1990       1989      1988++
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, BEGINNING OF YEAR...  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............      .0538      .0330      .0320      .0458      .0686      .0817      .0883      .0239
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
LESS DISTRIBUTIONS:
  Net investment income..............     (.0538)    (.0330)    (.0320)    (.0458)    (.0686)    (.0817)    (.0883)    (.0239)
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
NET ASSET VALUE, END OF YEAR.........  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000  $  1.0000
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                       ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
TOTAL RETURN (%)(a)..................       5.52       3.35       3.24       4.68       7.08       8.48       9.19       2.41
RATIOS(%)/SUPPLEMENTAL DATA:
  Operating expenses, net, to average
   daily net assets (b)..............        .39        .36        .33        .35        .37        .37        .43        .44
  Operating expenses, gross, to
   average daily net assets (b)......        .39        .36        .38        .35        .38        .43        .51        .63
  Net investment income to average
   daily net assets (b)..............       5.37       3.33       3.20       4.40       6.59       8.13       8.97       7.30
  Net assets, end of year ($000
   omitted)..........................  2,752,895  3,020,796  2,502,483  4,263,057  1,645,428    650,598    442,614    193,777
  Per share amount of fees waived ($
   omitted)..........................     --         --          .0005     --          .0000      .0005      .0004      .0010

------------------------------
 ++  For the period May 2, 1988 (commencement of operations) to August 31, 1988.

(a)  Periods less than one year are not annualized.

(b)  The ratios for the period ended August 31, 1988 are annualized.

                           THE SEVEN SEAS SERIES FUND

    The Seven Seas Series Fund ("Investment Company") is an open-end management investment company that is organized as a Massachusetts business trust. In addition, each series of the Investment Company is diversified as defined in the Investment Company Act of 1940, as amended ("1940 Act"). As a "series" company, Investment Company is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment portfolios. Through this Prospectus, Investment Company offers Class A shares in The Seven Seas Series Money Market Fund. State Street Bank and Trust Company (the "Adviser" or "State Street") serves as the investment adviser for the Fund.

                               MANNER OF OFFERING

    DISTRIBUTION AND ELIGIBLE INVESTORS. Shares of the Fund are offered without a sales commission by Russell Fund Distributors, Inc., Investment Company's distributor, to US and foreign institutional and retail investors that invest for their own account or in a fiduciary or agency capacity. The Fund will incur distribution expenses under its Rule 12b-1 plan. See "General Management -- Distribution Services and Shareholder Servicing Arrangements."

    MINIMUM AND SUBSEQUENT INVESTMENT. The Fund requires a minimum initial investment of $1,000. A shareholder's investment in the Fund may be subject to redemption at the Fund's discretion if the account balance is less than $500 as a result of shareholder redemptions. The Fund reserves the right to reject any purchase order.

                INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

    The Fund has a fundamental investment objective, which may be changed only with the approval of a majority of the Fund's shareholders as defined by the 1940 Act. There can be no assurance that the Fund will meet its investment objective.

    The Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less.

    The Fund attempts to meet its investment objective by investing in high quality money market instruments. Such instruments include: (1) US Treasury bills, notes and bonds; (2) other obligations issued or guaranteed as to interest and principal by the US Government, its agencies, or instrumentalities;
(3) instruments of US and foreign banks, including certificates of deposit, banker's acceptances and time deposits; these instruments may include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs") and Yankee Certificates of Deposit ("YCDs"); (4) commercial paper of US and foreign companies; (5) asset-backed securities; (6) corporate obligations; (7) variable amount master demand notes; and (8) repurchase agreements.

    The Fund will limit its portfolio investments to those United States dollar-denominated instruments which at the time of acquisition the Adviser determines present minimal credit risk and which qualify as "eligible"
securities under the Securities and Exchange Commission rules applicable to money market mutual funds. In general, eligible securities include securities that: (1) are rated in the highest category by least two nationally recognized statistical rating organizations ("NRSRO"); (2) by one NRSRO, if only one rating services has rated the security; or (3) if unrated, are of comparable quality, as determined by the Portfolio's Adviser in accordance with procedures established by the Board of Trustees. See the Appendix in the Statement of Additional Information for a description of a NRSRO.

INVESTMENT POLICIES

    The investment policies described below reflect the Fund's current practices, are not fundamental and may be changed by the Board of Trustees of Investment Company without shareholder approval. For more information on these investment policies, please see the Statement of Additional Information. To the extent consistent with the Fund's investment objective and restrictions, the Fund may invest in the following instruments and may use the following investment techniques:

    US GOVERNMENT SECURITIES. US Government securities include US Treasury bills, notes, and bonds and other obligations issued or guaranteed as to interest and principal by the US Government and its agencies or instrumentalities. Obligations issued or guaranteed as to interest and principal by the US Government, its agencies or instrumentalities include securities that are supported by the full faith and credit of the United States Treasury, securities that are supported by the right of the issuer to borrow from the United States Treasury, discretionary authority of the US Government agency or instrumentality, and securities supported solely by the creditworthiness of the issuer.

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Fund purchases securities from a financial institution that agrees to repurchase the securities at the Fund's original purchase price plus interest within a specified time (normally one business day). The Fund will invest no more than 10% of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days. The Fund will limit repurchase transactions to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness Adviser considers satisfactory. Should the counterparty to a transaction fail financially, the Fund may encounter delay and incur costs before being able to sell the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

    REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements under the circumstances described in "Investment Restrictions." Under a reverse repurchase agreement, the Fund sells portfolio securities to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date at a prescribed repurchase price equal to the amount of cash originally received plus interest on such amount. The Fund retains the right to receive interest and principal payments with respect to the securities while they are in the possession of the financial institutions. Reverse repurchase agreements involve the risk of default by the counterparty, which may adversely affect the Fund's ability to reacquire the underlying securities.

    FORWARD COMMITMENTS. The Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or liquid high quality debt obligations held by the Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund's records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause the Fund to miss an advantageous price or yield. The Fund bears the risk of price fluctuations during the period between the trade and settlement dates.

    WHEN-ISSUED TRANSACTIONS. The Fund may purchase securities on a when-issued basis. In these transactions, a Fund purchases securities with payment and delivery scheduled for a future time. Until settlement, the Fund segregates cash and marketable high quality debt securities equal in value to their when-issued commitments. Between the trade and settlement dates, the Fund bears the risk of any fluctuation in the value of the securities. These transactions involve the additional risk that the other party may fail to complete the transaction and cause the Fund to miss a price or yield considered advantageous. The Fund will engage in when-issued transactions only for the purpose of acquiring portfolio securities consistent with its investment objective and policies and not for investment leverage. The Fund will not invest more than 25% of its net assets in when-issued securities.

    ILLIQUID SECURITIES. The Fund will invest no more than 10% of its net assets in illiquid securities or securities that are not readily marketable, including repurchase agreements and time deposits of more than seven days' duration. The absence of a regular trading market for illiquid securities imposes additional risks on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

    VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured obligations that are redeemable upon demand and are typically unrated. These instruments are issued pursuant to written agreements between their issuers and holders. The agreements permit the holders to increase (subject to an agreed maximum) and the holders and issuers to decrease the principal amount of the notes, and specify that the rate of interest payable on the principal fluctuates according to an agreed formula.

    ASSET-BACKED SECURITIES. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities described below. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower's other securities. The degree of credit enhancement varies, generally applying only until exhausted and covering only a fraction of the security's par value. If the credit enhancement of an asset-backed security held by the Fund has been exhausted, and if any required payments of principal and interest are not made with respect to the underlying loans, the Fund may experience loss or delay in receiving payment and a decrease in the value of the security. Further details are set forth in the Statement of Additional Information under "Investment Restrictions and Policies -- Investment Policies."

    MORTGAGE-RELATED PASS-THROUGH SECURITIES. The Fund may invest in mortgage-related securities, including Government National Mortgage Association ("GNMA") Certificates ("Ginnie Maes"), Federal Home Loan Mortgage Corporation ("FHLMC") Mortgage Participation Certificates ("Freddie Macs") and Federal
National Mortgage Association ("FNMA") Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes"). Mortgage pass-through certificates are mortgage-backed securities representing undivided fractional interests in pools of mortgage-backed loans. These loans are made by mortgage bankers, commercial banks, savings and loan associations and other lenders. Ginnie Maes are guaranteed by the full faith and credit of the US Government, but Freddie Macs and Fannie Maes are not.

    ZERO COUPON SECURITIES. Zero coupon securities are notes, bonds and debentures that: (1) do not pay current interest and are issued at a substantial discount from par value; (2) have been stripped of their unmatured interest coupons and receipts; or (3) pay no interest until a stated date one or more years into the future. These securities also include certificates representing interests in such stripped coupons and receipts.

    VARIABLE AND FLOATING RATE SECURITIES. A floating rate security provides for the automatic adjustment of its interest rate whenever a specified interest rate changes. A variable rate security provides for the automatic establishment of a new interest rate on set dates. Interest rates on these securities are ordinarily tied to, and are a percentage of, a widely recognized interest rate, such as the yield on 90-day US Treasury bills or the prime rate of a specified bank. These rates may change as often as twice daily. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than investing in comparable fixed income securities.

    EURODOLLAR CERTIFICATES OF DEPOSIT, EURODOLLAR TIME DEPOSITS AND YANKEE CERTIFICATES OF DEPOSIT. ECDs are US dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are US dollar denominated deposits in foreign branches of US banks and foreign banks. YCDs are US dollar denominated certificates of deposit issued by US branches of foreign banks.

    Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

    LENDING PORTFOLIO SECURITIES. The Fund may lend portfolio securities with a value of up to 33 1/3% of its total assets. Such loans may be terminated at any time. The Fund will receive cash or US Treasury bills, notes and bonds in an amount equal to at least 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus accrued interest. In a loan transaction, as compensation for lending it securities, the Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, the Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. The Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Should the borrower of the securities fail financially, the Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by Adviser to be of good financial standing. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund will minimize this risk by limiting the investment of cash collateral to high quality instruments of short maturity.

INVESTMENT RESTRICTIONS

    The Fund has fundamental investment restrictions, which may be changed only with the approval of a majority of the Fund's shareholders as defined in the 1940 Act. A more detailed discussion of the Fund's investment restrictions and policies appears in the Statement of Additional Information. Unless otherwise noted, the fundamental restrictions apply at the time an investment is made. The Fund may not:

    1. Invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the US Government, its agencies or instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. Domestic and foreign branches of US banks and domestic branches of foreign banks are not considered a single industry for purposes of this restriction.

    2. Borrow money (including reverse repurchase agreements), except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33 1/3% of the current value of the Fund's assets taken at market value, less liabilities other than borrowings. If at any time the Fund's borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase additional investments if borrowed funds (including reverse repurchase agreements) exceed 5% of total assets.

    3. Pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value at the time of the pledge not exceeding 33 1/3% of the value of the Fund's total assets to secure permitted borrowings.

                               PORTFOLIO MATURITY

    The Fund must limit investments to securities with remaining maturities of 397 days or less (as determined in accordance with the applicable SEC regulations) and must maintain a dollar-weighted average maturity of 90 days or less. The Fund normally holds portfolio instruments to maturity but may dispose of them prior to maturity if Adviser finds it advantageous.

                          DIVIDENDS AND DISTRIBUTIONS

    The Board of Trustees intends to declare dividends on shares of the Fund from net investment income daily and have them payable as of the last business day of each month. Distributions will be made at least annually from net short- and long-term capital gains, if any. In most instances, distributions will be declared and paid in mid-October with additional distributions declared and paid in December, if required, for the Fund to avoid imposition of a 4% federal excise tax on undistributed capital gains. The Fund does not expect any material long-term capital gains or losses.

    Dividends declared in October, November or December and payable to shareholders of record in such months will be deemed to have been paid by the Fund and received by shareholders on December 31 of that year if the dividend is paid prior to February 1 of the following year.

    Income dividends and capital gains distributions will be paid in additional shares at their net asset value on the record date unless the shareholder has elected to receive them in cash. Such election may be made by giving 10 days' written notice to Transfer Agent.

                                     TAXES

    The Fund intends to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As a RIC, the Fund will not be subject to federal income taxes to the extent it distributes its net investment income and capital gain net income (capital gains in excess of capital losses) to its shareholders. The Board intends to distribute each year substantially all of the Fund's net investment income and capital gain net income.

    Dividends from net investment income and distributions of net short-term capital gains are taxable to shareholders as ordinary income under federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time a shareholder has held such shares.

    The Fund may purchase bonds at market discount (i.e., bonds with a purchase price less than original issue price or adjusted issue price). If such bonds are subsequently sold at a gain then a portion of that gain equal to the amount of market discount, which should have been accrued through the sale date, will be taxable to shareholders as ordinary income.

    Dividends and distributions may also be subject to state or local taxes. Depending on the state tax rules pertaining to a shareholder, a portion of the dividends paid by the Fund attributable to direct obligations of the US Treasury and certain agencies may be exempt from state and local taxes.

    The sale of Fund shares by a shareholder is a taxable event and may result in capital gain or loss. A capital gain or loss may be realized from an ordinary redemption of shares or an exchange of shares between two mutual funds (or two series of portfolios of a mutual fund). Any loss incurred on sale or exchange of Fund shares held for one year or more will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

    Shareholders will be notified after each calendar year of the amount of income dividends and net capital gains distributed and the percentage of the Fund's income attributable to US Treasury and agency obligations. The Fund is required to withhold a legally determined portion of all taxable dividends, distributions and redemption proceeds payable to any noncorporate shareholder that does not provide the Fund with the shareholder's correct taxpayer identification number or certification that the shareholder is not subject to backup withholding.

    The foregoing discussion is only a summary of certain federal income tax issues generally affecting the Fund and its shareholders. Circumstances among investors may vary and each investor is encouraged to discuss investment in the Fund with the investor's tax adviser.

                            VALUATION OF FUND SHARES


    NET ASSET VALUE PER SHARE. Net asset value per share for each class of shares of the Fund is computed by adding the value of all securities and other assets of the Fund, deducting accrued liabilities allocated to the class, dividing by the number of shares outstanding in a class and rounding to the nearest cent. Class A shares of the Fund will determine net asset value once each business day as of the close of the regular trading session of the New York Stock Exchange (ordinarily 4 p.m. Eastern time). A business day is one on which the New York Stock Exchange and Boston Federal Reserve are open for business.

    VALUATION OF FUND SECURITIES. The Fund seeks to maintain a $1.00 per share net asset value and, accordingly, uses the amortized cost valuation procedure to value its portfolio instruments. The "amortized cost" valuation procedure initially prices an instrument at its cost and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                            PURCHASE OF FUND SHARES

    MINIMUM INITIAL INVESTMENT AND ACCOUNT BALANCE. The Fund requires a minimum initial investment of $1,000. The minimum account balance is $500. The Fund reserves the right to reject any purchase order.


    OFFERING DATES AND TIMES. Fund shares may be purchased on any business day without a sales commission. All purchases must be made in US dollars. Purchase orders in good form and payments for Fund shares must be received by the Transfer Agent prior to 4:00 p.m. Eastern time to be effective on the date received. Purchase orders in good form are described below. The accompanying payment must be in federal funds or converted into federal funds by the Transfer Agent ("good funds") before the purchase order can be accepted. Purchase orders in good funds which are accepted prior to 4:00 p.m. Eastern time will earn the dividend declared on the date of purchase.


    ORDER AND PAYMENT PROCEDURES. There are several ways to invest in the Fund. The Fund requires a purchase order in good form which consists of a completed and signed Account Registration and Investment Instruction Form ("Application") for each new account regardless of the investment method. For additional information, copies of forms or questions, call Transfer Agent at (800) 647-7327, or write to Transfer Agent at: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund.

    FEDERAL FUNDS WIRE. An investor may purchase shares by wiring federal funds to State Street Bank and Trust Company as Transfer Agent by:

    1. Telephoning State Street Bank and Trust Company at (800) 647-7327 and providing: (1) the investor's account registration number, address and social security or tax identification number; (2) the name of the Fund to be invested in; (3) the amount being wired; (4) the name of the wiring bank; and (5) the name and telephone number of the person at the wiring bank to be contacted in connection with the order.

    2. Instructing the wiring bank to wire federal funds to: State Street Bank and Trust Company, Boston, MA (ABA #0110-00028), Attention: The Seven Seas Series Money Market Fund, Mutual Funds Service Division (DDA #9904-631-0). The wire instructions should also include the name the account is registered in, the account number and the name of the Fund to be invested in.

    3. Completing the Application and forwarding it to Transfer Agent at the above address.

    MAIL. To purchase shares by mail, send a check or other negotiable bank draft payable to: State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund. Certified checks are not necessary; however, all checks are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank. Normally, checks and drafts are converted to federal funds within two business days following receipt of the check or draft. Initial investments should be accompanied by a completed Application, and subsequent investments are to be accompanied by the investor's account number.

    CASH SWEEP PROGRAM. Money managers of master trust clients may participate in a cash sweep program to automatically invest excess cash in the Fund. A money manager must select the Fund, give authorization to complete the Fund's Application and authorize the investment of excess cash into or the withdrawal of required cash from the Fund on a daily basis. Where Adviser acts as money manager, Adviser will receive an advisory fee from the client.

    THIRD PARTY TRANSACTIONS. Investors purchasing Fund shares through a program of services offered by a financial intermediary, such as a bank, broker-dealer, investment adviser or others, may be required by such intermediary to pay additional fees. Investors should contact such intermediary for information concerning what additional fees, if any, may be charged.

    IN-KIND EXCHANGE OF SECURITIES. The Transfer Agent may, at its discretion, permit investors to purchase shares through the exchange of securities they hold. Any securities exchanged must meet the investment objective, policies and limitations of the Fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least $1 million. Shares purchased in exchange for securities generally may not be redeemed or exchanged until the transfer has settled -- usually within 15 days following the purchase by exchange.

    The basis of the exchange will depend upon the relative net asset value of the shares purchased and securities exchanged. Securities accepted by the Fund will be valued in the same manner as the Fund values its assets. Any interest earned on the securities following their delivery to the Transfer Agent and prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription or other rights attached to the securities become the property of the Fund, along with the securities.

    EXCHANGE PRIVILEGE. Subject to the Fund's minimum investment requirement, investors may exchange their Fund shares without charge for shares of any other investment portfolio offered by Investment Company. Shares are exchanged on the basis of relative net asset value per share. Exchanges may be made: (1) by telephone if the registrations of the two accounts are identical; or (2) in writing addressed to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund. If shares of the Fund were purchased by check, the shares must have been present in an account for 10 days before an exchange is made. The exchange privilege will only be available in states where the exchange may legally be made, and may be modified or terminated by the Fund upon 60 days' notice to shareholders.

                           REDEMPTION OF FUND SHARES


    Fund shares may be redeemed on any business day at the net asset value next determined after the receipt of a redemption request in proper form as described below. Payment will be made as soon as possible (but will ordinarily not exceed seven days) and will be mailed to the shareholder's address of record. Upon request, redemption proceeds will be wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Although Investment Company does not currently charge a fee for this service, Investment Company reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $1,000. Payment for redemption of shares purchased by check may be withheld for up to 10 days after the date of purchase to assure that such checks are honored. No dividends will be paid on shares on the date of redemption.


    EXPEDITED REDEMPTION. Shareholders may normally redeem Fund shares by telephoning State Street Bank and Trust Company between 9:00 a.m. and 4:00 p.m. Eastern time at (800) 647-7327, Attention: The Seven Seas Series Money Market Fund. Shareholders using the expedited redemption method must complete the appropriate section on the Application. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are properly authorized. The Fund and the Transfer Agent will not be liable for executing telephone instructions that are deemed to be authorized after following reasonable procedures. These procedures include recording telephonic instructions, mailing to the shareholder a written confirmation of the transaction, performing a personal identity test with private information not likely to be known by other individuals, and restricting mailing of redemptions to the shareholder's address of record. During periods of drastic economic or market changes, shareholders using this method may encounter delays. In such event, shareholders should consider using the mail redemption procedure described below.

    MAIL. Redemption requests may be made in writing directly to State Street Bank and Trust Company, P.O. Box 8317, Boston, MA 02266-8317, Attention: The Seven Seas Series Money Market Fund. The redemption price will be the net asset value next determined after receipt by State Street of all required documents in good order. "Good order" means that the request must include the following:

    1. A letter of instruction or a stock assignment stating the Fund or Funds out of which the shares are to be redeemed and designating specifically the dollar amount to be redeemed signed by all owners of the shares in the exact names in which they appear on the account, together with a guarantee of the signature of each owner by a bank, trust company or member of a recognized stock exchange; and

    2. Such other supporting legal documents,  if required by applicable law  or
       Transfer   Agent,  in   the  case  of   estates,  trusts,  guardianships,
       custodianships, corporations and pension and profit-sharing plans.

    The Fund reserves the right to redeem the shares in any account with a balance of less than $500 as a result of shareholder redemptions. Before shares are redeemed to close an account, the shareholder will be notified in writing and allowed 60 days to purchase additional shares to meet the minimum account balance.

    The Fund may pay any portion of the redemption amount in excess of $250,000 by a distribution in kind of readily marketable securities from the portfolio of the Fund in lieu of cash. Investors will incur brokerage charges on the sale of these portfolio securities. The Fund reserves the right to suspend the right of redemption or postpone the date of payment if emergency conditions, as specified in the 1940 Act or determined by the Securities and Exchange Commission, should exist.

                               GENERAL MANAGEMENT

    The Board of Trustees supervises the management, activities and affairs of the Fund and has approved contracts with various financial organizations to provide, among other services, day-to-day management required by the Fund.

    ADVISORY AGREEMENT. Investment Company employs State Street to furnish investment services to the Fund. State Street is one of the largest providers of securities processing and recordkeeping services for US mutual funds and pension funds. State Street is a wholly owned subsidiary of State Street Boston Corporation, a publicly held bank holding company. State Street, with over $171.3 billion (US) under management as of September 30, 1995, provides complete global investment management services from offices in the United States, London, Sydney, Hong Kong, Tokyo, Toronto, Luxembourg, Melbourne, Montreal and Paris.

    Adviser, subject to Board supervision, directs the investments of the Fund in accordance with the Fund's investment objective, policies and restrictions. For these services, the Fund pays Adviser a fee, calculated daily and paid monthly, that on an annual basis is equal to .25% of the Fund's average daily net assets.

    The Glass-Steagall Act prohibits a depository state chartered bank such as Adviser from engaging in the business of issuing, underwriting, selling or distributing certain securities. The activities of Adviser in informing its customers of the Fund, performing investment and redemption services and providing custodian, transfer, shareholder servicing, dividend disbursing and investment advisory services may raise issues under these provisions. Adviser has been advised by its counsel that its activities in connection with the Fund are consistent with its statutory and regulatory obligations. THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT ENDORSED OR GUARANTEED BY STATE STREET OR ITS AFFILIATES, ARE NOT DEPOSITS OR OBLIGATIONS OF STATE STREET OR ITS AFFILIATES, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY.

    Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent Adviser from continuing to perform all or a part of the above services for its customers and/or the Fund. If Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Fund may occur. It is not expected by Adviser that existing shareholders would suffer any adverse financial consequences (if another adviser with equivalent abilities is found) as a result of any of these occurrences.

    State Street may from time to time have discretionary authority over accounts which invest in Investment Company shares. These accounts include accounts maintained for securities lending clients and accounts which permit the use of Investment Company portfolios as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 1995, State Street held of record 36% of the issued and outstanding shares of Investment Company in connection with its discretionary accounts. Consequently, State Street may be deemed to be a controlling person of Investment Company for purposes of the 1940 Act.

    Under the Adviser's Code of Ethics, the Adviser's employees in Boston where investment management operations are conducted are only permitted to engage in personal securities transactions which do not involve securities which the Adviser had recommended for purchase or sale, or purchased or sold, on behalf of its clients. Such employees must report their personal securities transactions quarterly and supply broker confirmations to the Adviser.

    ADMINISTRATION AGREEMENT. Frank Russell Investment Management Company ("Administrator") serves as administrator of the Fund. Administrator currently serves as investment manager and administrator to 22 mutual funds with assets of $7.3 billion as of October 31, 1995, and acts as administrator to 17 mutual funds, including the Fund, with assets of $7.2 billion as of October 31, 1995.

    Pursuant to the Administration Agreement with Investment Company, Administrator will: (1) supervise all aspects of the Fund's operations; (2) provide the Fund with administrative and clerical services, including the maintenance of certain of the Fund's books and records; (3) arrange the periodic updating of the Fund's Prospectuses and any supplements thereto; (4) provide proxy materials and reports to Fund shareholders and the Securities and Exchange Commission; and (5) provide the Fund with adequate office space and all necessary office equipment and services, including telephone service, heat, utilities, stationery supplies and similar items. For these services, the Fund and Investment Company's other domestic investment portfolios pay Administrator a combined fee that on an annual basis is equal to the following percentages of their average aggregate daily net assets: (1) $0 to and including $500 million -- .06%; (2) over $500 million to and including $1 billion -- .05%; and (3) over $1 billion -- .03%. The percentage of the fee paid by a particular Fund is equal to the percentage of average aggregate daily net assets that are attributable to that Fund. Administrator will also receive reimbursement of expenses it incurs in connection with establishing new investment portfolios. Further, the administration fee paid by the Investment Company will be reduced by the sum of certain distribution related expenses (up to a maximum of 15% of the asset-based administration fee listed above).

    Administrator also provides administrative services in connection with the registration of shares of Investment Company with those states in which its shares are offered or sold. Compensation for such services is on a "time spent" basis. Investment Company will pay all registration, exemptive application, renewal and related fees and reasonable out-of-pocket expenses.

    Officers and employees of the Administrator and Distributor are permitted to engage in personal securities transactions subject to restrictions and procedures set forth in the Confidentiality Manual and Code of Ethics adopted by the Investment Company, Administrator and Distributor. Such restrictions and procedures include substantially all of the recommendations of the Advisory Group of the Investment Company Institute and comply with Securities and Exchange Commission rules and regulations.

    DISTRIBUTION SERVICES AND SHAREHOLDER SERVICING ARRANGEMENTS. Pursuant to the Distribution Agreement with Investment Company, Russell Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of Administrator, serves as distributor for all Fund shares.

    The Fund has adopted a distribution plan pursuant to Rule 12b-1 (the "Plan") under the 1940 Act for the Class A shares. The purpose of the Plan is to provide for the payment of certain Investment Company distribution and shareholder servicing expenses. Under the Plan, Distributor will be reimbursed in an amount up to .25% of the Fund's average annual net assets for distribution-related and shareholder servicing expenses. Payments under the Plan will be made to Distributor to finance activity that is intended to result in the sale and retention of Fund shares including: (1) the costs of prospectuses, reports to shareholders and sales literature; (2) advertising; and (3) expenses incurred in connection with the promotion and sale of Fund shares, including Distributor's overhead expenses for rent, office supplies, equipment, travel, communication, compensation and benefits of sales personnel.

    Under   the  Plan,  the  Fund  may  also  enter  into  agreements  ("Service
Agreements") with financial institutions, which may include Adviser ("Service Organizations"), to provide shareholder servicing with respect to Fund shares held by or for the customers of the Service Organizations. Under the Service Agreements, the Service Organizations may provide various services for such customers including: answering inquiries regarding the Fund; assisting customers in changing dividend options, account designations and addresses; performing subaccounting for such customers; establishing and maintaining customer accounts and records; processing purchase and redemption transactions; providing periodic statements showing customers' account balances and integrating such statements with those of other transactions and balances in the customers' other accounts serviced by the Service Organizations; arranging for bank wires transferring customers' funds; and such other services as the customers may request in connection with the Fund, to the extent permitted by applicable statute, rule or regulation. Service Organizations may receive from the Fund, for shareholder servicing, a monthly fee at a rate that shall not exceed .20% per annum of the average daily net asset value of the Fund's shares owned by or for shareholders with whom the Service Organization has a servicing relationship. Banks and other financial service firms may be subject to various state laws, and may be required to register as dealers pursuant to state law.

    Investment Company has entered into Service Agreements with Adviser, State Street Brokerage Services, Inc. ("SSBSI"), and Adviser's Metropolitan Division of Commercial Banking ("Commercial Banking") to obtain the services described above with respect to Fund shares held by or for customers. In return for these services, Investment Company pays Adviser a fee in an amount that per annum is equal to .025%, .175% and .175% of the average daily value of all Fund shares held by or for customers of Adviser, SSBSI, and Commercial Banking, respectively.

    Payments to Distributor, as well as payments to Service Organizations from the Fund, are not permitted by the Plan to exceed .25% per year of the Fund's average net asset value per year. Any payments that are required to be made by the Distribution Agreement and any Service Agreement but could not be made because of the .25% limitation may be carried forward and paid in subsequent years so long as the Plan is in effect. The Fund's liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. Service Organizations will be responsible for prompt transmission of purchase and redemption orders and may charge fees for their services.

                                 FUND EXPENSES

    The Fund will pay all of its expenses other than those expressly assumed by Adviser and Administrator. The Fund's principal expenses are the annual advisory fee payable to Adviser and distribution and shareholder servicing expenses. Other expenses include: (1) amortization of deferred organizational costs; (2) taxes, if any; (3) expenses for legal, auditing and financial accounting services; (4) expense of preparing (including typesetting, printing and mailing) reports, prospectuses and notices to existing shareholders; (5) administrative fees; (6) custodian fees; (7) expense of issuing and redeeming Fund shares; (8) the cost of registering Fund shares under federal and state laws; (9) shareholder meetings and related proxy solicitation expenses; (10) the fees, travel expenses and other out-of-pocket expenses of Trustees who are not affiliated with Adviser or any of its affiliates; (11) insurance, interest, brokerage and litigation costs; (12) extraordinary expenses as may arise, including expenses incurred in connection with litigation proceedings and claims and the legal obligations of Investment Company to indemnify its Trustees, officers, employees, shareholders, distributors and agents; and (13) other expenses properly payable by the Fund. Where any of these other expenses are attributable to a particular class of shares, they will be borne by the beneficial owners of such shares.

                            PERFORMANCE CALCULATIONS

    From time to time the Fund may advertise the yield and effective yield of its Class A shares. The yield of each Fund refers to the income generated by an investment in Class A shares of the Fund over a seven-day period (which period will be stated in the advertisement). This income is then annualized. That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

    From time to time, the Fund may also report yield and effective yield as calculated over a one-month period (which period will also be stated in the advertisement). These one-month periods will be annualized using the same method as described above for yields calculated on the basis of seven-day periods. From time to time, yields calculated on a monthly basis may also be linked to provide yield figures for periods greater than one month.

    From time to time the Fund may advertise the total return of its Class A Shares. The total return of the Fund is the average annual compounded rate of return from a hypothetical investment in the Fund's Class A Shares over one-, five- and ten-year periods or for the life of the Fund (as stated in the advertisement), assuming the reinvestment of all dividends and capital gains distributions.

    Comparative performance information may be used from time to time in advertising or marketing Fund shares, including data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report, the Bank Rate Monitor, Wall Street Journal Score Card, Lehman Brothers Index or other industry publications, business periodicals, rating services and market indices. The Fund may also advertise nonstandardized performance information which is for periods in addition to those required to be presented.

    Quoted yields, returns and other performance figures are based on historical earnings and are not indications of future performance.

                             ADDITIONAL INFORMATION

    CUSTODIAN, TRANSFER AGENT AND INDEPENDENT ACCOUNTANTS. State Street holds all portfolio securities and cash assets of the Fund, provides portfolio recordkeeping services and serves as the Fund's transfer agent ("Transfer Agent") and custodian ("Custodian"). State Street is authorized to deposit securities in securities depositories or to use the services of subcustodians. State Street has no responsibility for the supervision and management of the
Fund except as investment adviser. Coopers & Lybrand L.L.P., Boston, Massachusetts, is Investment Company's independent accountants.

    REPORTS TO SHAREHOLDERS AND SHAREHOLDER INQUIRIES. Shareholders will receive unaudited semiannual financial statements and annual financial statements audited by Investment Company's independent accountants. Shareholder inquiries regarding the Prospectus and financial statements may be made by calling Distributor at (617) 654-6089. Inquiries regarding shareholder balances may be made by calling Transfer Agent at (800) 647-7327.

    ORGANIZATION, CAPITALIZATION AND VOTING. Investment Company was organized as a Massachusetts business trust on October 3, 1987, and operates under a First Amended and Restated Master Trust Agreement dated October 13, 1993, as amended. Investment Company issues shares divisible into an unlimited number of series (or funds), each of which is a separate trust under Massachusetts law. The Money Market Fund is one such series. Shares of a fund are entitled to such relative rights and preferences and dividends and distributions earned on assets of the Fund as may be declared by the Board of Trustees. Each class of shares of the Fund has identical rights and privileges as all other shares of the Fund and participates equally in the dividends and distributions of the Fund. Fund shares are fully paid and nonassessable by Investment Company and have no preemptive rights. Investment Company is authorized to subdivide each series into two or more classes of shares. Currently, shares of the Money Market Fund are divided into Class A, Class B and Class C. Each class of shares of the Fund is entitled to the same rights and privileges as all other classes of that Fund, provided however, that each class bears the expenses related to its distribution and shareholder servicing arrangements, as well as other expenses attributable to the class and unrelated to managing the Fund's portfolio securities. As described above, Investment Company has adopted a plan of distribution under rule 12b-1 for Class A shares. Similar plans have been adopted for Class B and Class C shares. However, total payments under those plans are limited to .35% and .60% annually of the average net asset value of the Class B and Class C shares, respectively of the Fund. As a result of these plan and other class expenses, the yield on Class B and Class C shares will be approximately .25% and
 .50% lower, respectively, than the yield on Class A shares.

    Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment fund, only shareholders of that fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement. Further, any matter that affects only the holders of a particular class of shares may be voted on only by such shareholders. Each class of shares votes separately with respect to any Rule 12b-1 plan applicable to such class. The Trustees hold office for the life of the Trust. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of Investment Company shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders.

    Investment Company does not issue share certificates for the Fund. Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

                           THE SEVEN SEAS SERIES FUND
                      TWO INTERNATIONAL PLACE, 35TH FLOOR
                          BOSTON, MASSACHUSETTS 02110

INVESTMENT ADVISER, CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DISTRIBUTOR
Russell Fund Distributors, Inc.
Two International Place, 35th Floor
Boston, Massachusetts 02110

ADMINISTRATOR
Frank Russell Investment Management Company
909 A Street
Tacoma, Washington 98402

LEGAL COUNSEL
Goodwin, Procter & Hoar
Exchange Place
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

                           THE SEVEN SEAS SERIES FUND

                    The Seven Seas Series Money Market Fund

             The Seven Seas Series US Government Money Market Fund

                The Seven Seas Series Tax Free Money Market Fund

                    The Seven Seas Series S&P 500 Index Fund

                      The Seven Seas Series Small Cap Fund

                    The Seven Seas Series Matrix Equity Fund

                     The Seven Seas Series Yield Plus Fund

                  The Seven Seas Series Growth and Income Fund

                    The Seven Seas Series Intermediate Fund

                The Seven Seas Series Active International Fund

                  The Seven Seas Series Emerging Markets Fund